UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 2, 2011

PARLUX FRAGRANCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-15491	22-2562955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 North Andrews Avenue, Suite 500, Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 954-316-9008

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 2, 2011, Parlux Fragrances, Inc. ("Parlux") entered into an amended and restated sublicense agreement (the "Sublicense") with Artistic Brands Development, LLC (formerly known as Iconic Fragrances, LLC ("Artistic")), which amends and restates in its entirety that certain Sublicense Agreement, dated April 7, 2009, between Parlux and Artistic Brands.  Pursuant to the Sublicense, Parlux has the exclusive right and license to manufacture, promote, distribute and sell prestige fragrances and related products under the Kanye West name. The initial term of the sublicense expires on March 31, 2017, and is renewable for an additional three-year term if certain sales levels are met. Pursuant to the Sublicense, Parlux assumes Artistic Brands' obligation to make royalty payments to the licensor, including any guaranteed minimum royalties.  Parlux anticipates launching a new fragrance under this license in late fiscal year 2012.

The foregoing description of the Sublicense contained in this Item 1.01 does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Sublicense that is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Certain portions of Exhibit 10.1 have been omitted from this Current Report on Form 8-K pursuant to a Confidential Treatment Request that Parlux filed with the Securities and Exchange Commission at the time of filing this Current Report on Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description

10.1
First Amended and Restated Sublicense Agreement by and between Parlux Fragrances, Inc. and Artistic Brands Development, LLC regarding a license for Kanye West (effective as of March 2, 2011). First Amended and Restated License Agreement, dated April 3, 2009, by and between Mascotte Holdings, Inc. and Artistic Brands Development, LLC. (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLUX FRAGRANCES, INC.

Dated: March 17, 2011	By:	/s/ Raymond J. Balsys
Raymond J. Balsys,
Chief Financial Officer (Principal Financial and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.         Description

10.1
First Amended and Restated Sublicense Agreement by and between Parlux Fragrances, Inc. and Artistic Brands Development, LLC regarding a license for Kanye West (effective as of March 2, 2011). First Amended and Restated License Agreement, dated April 3, 2009, by and between Mascotte Holdings, Inc. and Artistic Brands Development, LLC. (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)

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